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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Back Yard Burgers, Inc., acting pursuant to authorization of the Board of Directors of Back Yard Burgers, Inc., hereby appoints Lattimore
M. Michael and Michael G. Webb, and each of them, attorney-in-fact and agent for me and in my name and on my behalf, individually and as a director or officer, or both, of Back Yard Burgers, Inc., to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $.01 par value, of Back Yard Burgers, Inc. to be issued or delivered in accordance with the Back Yard Burgers, Inc. 2002 Equity Incentive Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this 16th day of January, 2003.

                                       Signed: /s/ WILLIAM B. RAIFORD, III
                                               ----------------------------
                                       Name:   William B. Raiford, Iii


                                       Signed: /s/ W. KURT HENKE
                                               ----------------------------
                                       Name:   W. Kurt Henke


                                       Signed: /s/ WILLIAM N. GRIFFITH
                                               ----------------------------
                                       Name:   William N. Griffith


                                       Signed: /s/ JOSEPH L. WEISS
                                               ----------------------------
                                       Name:   Joseph L. Weiss


                                       Signed: /s/ JIM L. PETERSON
                                               ----------------------------
                                       Name:   Jim L. Peterson